                                                                   EXHIBIT 10.29

                                  EXHIBIT "A"

                                   L E A S E
                                   ---------

     THIS LEASE, made and entered into at Fort Lauderdale, Florida, this 10th day of February, 1965, by and between NANCY H. NEWELL and JANE H. TUBBS joined by their respective spouses, hereinafter referred to as "LESSORS", and LIGHTHOUSE POINT CONSTRUCTION CORP., hereinafter referred to as "LESSEE".

     W I T N E S S E T H:

     That in consideration of the covenants and agreements hereinafter mentioned and to be performed by the respective parties hereto, and the payment of the rental hereinafter designated to be paid by the Lessee in accordance with the provisions of this lease, the Lessors have leased, rented, let and demised, and by these presents do lease, rent, let and demise unto said Lessee, its successors and assigns, the following described property situated in Broward County, Florida:

           Lots Fourteen (14), Fifteen (15), and Sixteen (16) in Block Thirteen
     (13), of POMPANO BY THE SEA, according to the plat thereof, recording in Plat Book 1, page 22, of the public records of Broward County, Florida.

           ALSO, begin at the intersection of the center line of Alta Avenue with a Westerly extension of the North boundary of Lot 16, Block 13, as shown on the plat of POMPANO BY THE SEA, as recorded in Plat Book 1, page 22, of the public records of Broward County, Florida; thence Westerly along said Westerly extension of the North boundary line of said Lot 16 a distance of 15.91 feet; thence Southerly making an included angle of 104(degrees) 14' 30" a distance of 123.76 feet; thence Easterly with an included angle of 75(degrees) 45' 30" a distance of 45.64 feet to the center line of Alta Avenue; thence North along said center line to the point of beginning.

     TO HAVE AND TO HOLD the above described premises together with all and singular the tenements, hereditaments and appurtenances thereunto belonging, or in anywise incident or appertaining, together with rents, issues and profits thereof (save and except the rents and other amounts due to Lessors by Lessee herein) unto said Lessee for the term of Ninety-Nine (99) years, as hereinafter defined.

          THE TERMS, CONDITIONS AND COVENANTS OF THIS LEASE

ARE AS FOLLOWS:

          1.  Term. This lease shall begin at 12:00 o'clock noon on the 1st day
              ----
of March, A.D., 1965, and continue for Ninety-Nine (99) years thereafter, up to 12:00 o'clock noon on March 1, 2064, unless sooner terminated as herein provided.



          2.  Possession. Possession of the leased premises will be
              ----------
delivered to Lessee on the date above mentioned for this lease to begin.

          3. Title, Survey. The Lessors covenant that they have lawful title to
             -------------
said premises, free and clear of all liens, mortgages, and encumbrances and have full authority to make this lease on the terms herein set forth. Lessors have furnished to the Lessee an abstract of title covering the leased premises continued to Lessee has made such examination of said abstract as it desires and will accept the title to the premises in its present condition. Lessee will, at its own expense, procure a survey of the leased premises, if it desires such survey.

           4. Rental. Lessee hereby covenants with Lessors to pay to Lessors at
              ------
such place as they from time to time designate in writing the following sums of money as rent for the use of the leased premises:

               Sixteen Thousand Dollars ($16,000.00) per year, payable on March 1st of each year of the term hereof.

Upon the execution hereof, Lessee has paid to Lessors the entire rent for the period of March 1, 1965 to February 28, 1966. The rent provided hereby shall be subject to adjustment in accordance with paragraph 28 hereof.

          5.  Improvements.               Lessee agrees that if it constructs
              ------------
improvements on the demised premises they shall be completed free from all mechanic's or other liens and claims of all persons furnishing materials, equipment, services or labor in connection with the construction of said improvements.

                                          Lessee agrees that if it shall
construct a building upon the demised lands, same will be of good quality construction and of design and appearance in keeping with the locality and location of the demised premises, and in conformance with all laws, ordinances, building codes, and regulations applicable thereto but not to give to Lessors the right otherwise to restrict the Lessee.

          6.  Insurance.                  Nothing herein shall limit or restrict
              ---------
the rights of a mortgagee under paragraph 17 hereof, to insurance coverage and/or the proceeds thereof. Lessee agrees to maintain, at its cost, at all times during the term of this lease, including the period of construction of said building and improvements, with insurance companies qualified to do business in Florida, fire and extended coverage insurance upon the leased premises, in an amount equal to the full insurable value. Such policies shall be so drawn and shall contain such provisions as will protect both Lessors and Lessee, as their respective interests appear in addition to protecting any mortgage under paragraph 17 hereof. Subject to requirements of said mortgagee, all policies of insurance or certificates thereof, as provided for in this paragraph, shall be delivered to Lessors herein and will be renewed from time to time by

Lessee so that at all times the insurance protection herein provided shall continuously exist; and evidence of each renewal shall be submitted to Lessors at least twenty (20) days prior to the expiration of each policy.

     In the event of loss, and subject to the right of the mortgagee pursuant to the standard policies of insurance approved for Florida, the proceeds collected from such insurance and available to Lessors and/or Lessee shall be paid over to the FIRST NATIONAL BANK IN FORT LAUDERDALE, Fort Lauderdale, Florida, as Trustee, or to such other trustee as Lessors and Lessee may from time to time designate, in writing, it being understood, however, that all such amounts shall be available to Lessee, providing there shall be no default by it in any of the terms, covenants or provisions of this lease, for the reconstruction or repair, as the case may be, of any such buildings, or building or improvements, damaged or destroyed by fire or other casualty, and shall be paid out by said Trustee from time to time as the work of reconstruction or repairs shall progress, on bona fide architect's or contractor's certificates, showing application of the amount paid for such repair or reconstruction; provided, however, that it first be made to appear to the satisfaction of the Trustee that any amount necessary for the reconstruction or repair of any of the buildings or improvements, so damaged or destroyed, which may be in excess of the amount received upon such policies, has been provided by Lessee for such purpose and its application to such purpose assured. In the event there shall be at any time any excess remaining with the Trustee from the proceeds of such insurance policies, after the repair or reconstruction of any such buildings, or improvements, to a condition equal to the former condition thereof, then, if there be at that time no default on the part of the Lessee in the performance of the covenants and conditions hereof, any such amount so held by the Trustee shall be paid by it to the Lessee. Lessee will also maintain in the same manner, at its cost, during the term of this lease, Owners', Landlords' and Tenants' Public Liability and Elevator Insurance, if there is an elevator, in an amount not less than One Hundred Thousand ($100,000.00) Dollars coverage for one person, and not less than Three Hundred Thousand ($300,000.00) Dollars coverage for more than one person.

      7. Maintenance and Repair of Property. The Lessee agrees that it will, at
         ----------------------------------
its own expense, keep and maintain the buildings and improvements which may at any time be situated on said demised premises during the term of this lease and all appurtenances thereunto belonging to or appertaining, including, but not limited to, all fire escapes, elevators, sidewalks, steps, including both the interior and exterior of the buildings, in good and substantial condition and repair and in a clean and sanitary condition, and will use, keep and maintain such premises and improvements thereon as well as the sidewalks and streets in front of and around such building, in conformity to and in compliance with all existing and future statutes, laws, orders, ordinances, ruling, and regulations applicable thereto, of the City of Pompano Beach, County of Broward, State of Florida, of the United States, and of any other lawful authority having jurisdiction thereof, and will protect and indemnify forever, save and keep harmless the Lessors from and against any loss, costs, damages and expenses occasioned by or arising out of any breach or default in the performance and observance of any provisions, conditions, covenants and stipulations in this lease contained, or occasioned or arising by or out of any accident or injury or damage to any person whomsoever or whatsoever happening, or done in or about or upon the said premises or due directly or indirectly to the construction, tenancy, use or occupation of said premises, or upon the sidewalks or streets adjoining the same by the Lessee or any person or persons occupying, holding or claiming, by, through or under it.

          8.  Taxes.                   As part consideration for this lease
              -----
and in addition to the rent hereinbefore provided, the Lessee shall, after January 1, 1965 and during the entire term of this lease, pay to the Public Officers charged with the collection thereof, promptly as the same become due, and not later than thirty (30) days before any penalty is added thereto or imposed thereon because of nonpayment, all taxes, assessments, levies, licenses, excises, franchises, imposts, penalties and charges, general and special, ordinary and extraordinary of whatever name, nature and kind, which are now, or may hereafter be, levied, assessed, charged or imposed which are or may become a lien; (whether by Federal, State, City, County, or other Public Authority) upon this lease, the above described premises, the use or occupation thereof, the buildings and improvements now or hereafter situated thereon, or upon the Owners or occupants in respect thereof.

                                       As to the taxes and assessments, the
Lessee shall, fifteen (15) days before any penalty is added thereto or imposed thereon, furnish to the Lessors, for inspection and such use as may be proper in protecting the estate and interest of the Lessors in said premises, receipts from the pertinent Governmental bodies, showing that said taxes have been paid.

                                       All property taxes and assessments
levied against the leased premises for the year 1965 shall be pro-rated as of March 1, 1965. The Lessee will pay any assessment against said lands resulting from the installation of sewers by the City of Pompano Beach, and will reimburse Lessors for the groin assessment against the lands ($5,653.78) heretofore paid by Lessors. Such reimbursement shall be made immediately upon the completion of any future improvement on the demised lands. An and all other pending or certified liens or assessments on said lands at time of execution hereof shall be paid by Lessors.

                                         If the Lessee shall in good faith
desire to contest the validity of such taxes, assessments or other charges covered by this paragraph or section of this lease, it shall have the right to do so, provided it shall, if taxes become delinquent thereby, give to the Lessors a bond in twice the amount involved, conditioned upon the payment of such taxes, assessments or charges in case the Lessee is defeated in such contest, or if it shall deposit with the Lessors a sum of money equal to One Hundred Twenty (120%) per cent of such charge. However, in the event of such contest, no sales of the property shall ever be permitted to take place.

          9.  Utility Charges.           The Lessee agrees and covenants to pay
              ---------------
all utility charges, including but not limited thereto, water, gas and electricity used on or about the said premises, and to pay the same monthly or as they shall become due.

         10.  Compliance with Regulations of Public Bodies.
              --------------------------------------------
The Lessee covenants and agrees that it will, at its own cost, make such improvements on the premises and perform such acts and do such things as shall be lawfully required by any public body having jurisdiction over said property, in order to comply with sanitary requirements, fire hazard requirements, zoning requirements, setback requirements, and other similar requirements designed to protect the public.

          11.  Lawful Use of Premises.   Lessee further covenants and agrees
               ----------------------
that said premises and all buildings and improvements thereon, during the term of this lease, shall be used only and exclusively for lawful purposes, and that said Lessee will not use or suffer anyone to use said premises or buildings for any purpose in violation of the laws of the United States, the State of Florida, Broward County, Florida, or the ordinances and regulations of the City of Pompano Beach, Florida. Said Lessee covenants and agrees to save said Lessors harmless from every such violation.

     12.  Inspection of Premises.     The Lessee agrees and covenants that the
          ----------------------
Lessors, or their agents, at all reasonable times and during all reasonable hours, shall have free access to said demised premises and to any buildings or structures that may at any time be thereon, or any part thereof, for the purpose of examining or inspecting the condition of the same or of exercising any right or power reserved to the Lessors under the terms and provisions of this indenture, providing, however, that Lessors shall not abuse this privilege and shall not harass the Lessee.

     13.  Liens Created by Lessee.    The Lessee covenants and agrees that it
          -----------------------
has no power to incur any indebtedness giving a right to a lien of any kind or character upon the right, title and interest of Lessors in and to the land covered by this lease, and that no person shall ever be entitled to any lien directly or indirectly derived through or under it, or its agents or servants, or on account of any act or remission of said Lessee, which lien shall be superior to the lien in this lease reserved to the Lessors upon the leased premises. All persons contracting with said Lessee, or furnishing materials or labor to said Lessee, or to his agents or servants, as well as all persons whomsoever, shall be bound by this provision of this lease. Should any such lien be filed, Lessee shall, within fifteen (15) days, discharge the same by paying the same or by filing of a bond or otherwise, as permitted by law.

     14.  Indemnification Against Claims.                Lessee shall indemnify
          ------------------------------
and save harmless the said Lessors from and against any and all claims, suits, actions, damages, and/or causes of actions arising during the term of this lease, for any personal injury, loss of life and/or damage to property sustained in, or about, the demised premises, or the buildings and improvements thereof, or the appurtenances thereto, or upon the adjacent sidewalks, or streets, and from and against all costs, counsel fees, expenses, and liabilities incurred in and about any such claim, the investigation thereof, or the defense of any action, or proceedings, brought thereon, and from and against any orders, judgments and/or decrees, which may be entered therein.

     15.  Indemnification Against Costs and Charges.     In the event the
          -----------------------------------------
Lessors are compelled to incur any expense in collecting any sum of money due under this lease for rent, or otherwise, or, in the event suit shall be brought by the Lessors for the purpose of evicting or ejecting the Lessee from the leased premises, or if suit be brought by the Lessors for the purpose of compelling the payment of any other sum which should be paid by the Lessee under the terms hereof, or for the purpose of enforcing performance by the Lessee of any of the several agreements, and conditions and covenants herein contained, the Lessee covenants and agrees to pay to Lessors all expenses and costs of litigation, including a reasonable attorney's fee for the Lessors' attorney, provided such suit terminates in favor of the Lessors. Any sum due under the terms and provisions of this paragraph shall constitute a lien against the interest of the Lessee in the premises and their property thereon to the same extent and on the same conditions as delinquent rent would constitute a lien upon said premises and property.

     16.  Acceptance of Premises.                        It is further
          ----------------------
covenanted and agreed that the Lessee, in acquiring this lease, has done so as the result of a personal inspection of the premises by its duly authorized representatives, and that no oral representations of any kind or nature whatsoever have been made by the Lessors, and that only the terms of this lease are to be binding upon the Lessors and the Lessee.

     17.  Subordination.  If, during the term of this lease, the Lessee desires
          -------------
to finance the improvements to be constructed upon the leased premises, the Lessors agree to subordinate their entire interest in the above described land to a recognized lending institution which is commonly used in Dade or Broward County, Florida (defined for purposes hereof as a state or national bank, savings and loan association or major insurance company) to allow the Lessee to place a construction mortgage and/or a permanent mortgage to construct the improvements thereon. Lessors shall not be required to sign the promissory nor mortgage note or notes secured by said mortgage or mortgages; or in any way to become personally liable for payment of said mortgage or mortgages or for said note or notes; and the said mortgages shall contain a provision reciting that the Lessors join in the execution thereof only for the purpose of making said premises subject to the lien of said mortgages, providing, however, that:

     (a) The proceeds of said mortgage loan or loans shall be disbursed in accordance with the procedure customarily followed by the lending institution.

     (b) Each of said mortgage indebtednesses shall be liquidated within a period not to exceed twenty-one (21) years and may be amortized over such period.

                          Lessors agree that they will execute any such mortgage
or mortgages, and any and all other documents and instruments necessary to be executed by them by the institutional lender, subject to the provisions of this lease, and agree that inasmuch as the procurement of said mortgage and its proceeds are material, that they will execute said mortgage or mortgages and such other documents as may be presented to them, without undue delay. If Lessee desires a second subordination of title by Lessors, the provisions of Paragraph 29 shall govern.

     18.  Assignment of Lessee's Interest.     Lessee's interest in this lease
          -------------------------------
shall be freely transferable and assignable, provided that at the time of such transfer and assignment and as often as the same may be made, there has been no default by the Lessee hereunder and this lease is in good standing and provided further that said assignment is evidenced by an instrument in writing, which, among other things, shall provide that the assignee shall expressly accept and assume all the terms and covenants in this lease agreement contained, to be kept and performed by the Lessee, duly executed and acknowledged by both assignors and assignee and duly recorded in the office of the Clerk of the Circuit Court of Broward County, Florida, and a duplicate original of said instrument of assignment is immediately forwarded to the Lessors by Registered Mail; provided, however, in no event shall any such assignment release the Lessee from any of its obligations hereunder without the written consent of the Lessors. No assignment shall be made of this lease as to less than all of the property, but this provision shall not prevent sub-letting of portions of the improvements herein authorized on said premises.

     19.  Transfer of Lessors' Interest.       Lessors shall have the right to
          -----------------------------
sell, mortgage, or otherwise dispose of, the underlying fee in this property, subject to the terms and conditions of this lease and shall have the right to mortgage or assign to others their right to receive money and other things of value accruing to them by reason of this lease.

     20.  Bankruptcy of Lessee.   Should the Lessee, at any time during the term
          --------------------
of this lease, suffer or permit an involuntary or voluntary, petition in bankruptcy to be filed against it, or to make any assignment for the benefit of its creditors, or should a receiver or trustee be appointed for the Lessee's property and said appointment not vacated within sixty (60) days thereafter, or should the Lessee's leasehold interest be levied on and the lien thereof not discharged within sixty (60) days after said levy has been made, then, in such event, and upon the happening of either or any of said events, the Lessors shall have the right, at their election, to consider the same a default on the part of the Lessee of the terms and provisions hereof, and the Lessors may then declare a forfeiture of this lease. This paragraph is in furtherance, and not a limitation, of the powers herein conferred upon the Lessors.

     21.  Forfeiture.             If the Lessee shall fail to keep and perform
          ----------
any of the covenants, conditions and agreements herein provided to be performed by said Lessee, and such default shall continue for a period of sixty (60) days from the date of Lessors' giving to Lessee, written notice, as hereinafter provided, of the existence of such breach, the Lessors shall have the right to treat such default as intentional, inexcusable, and thereupon at the expiration of the sixty day period after notice to Lessee as above provided, the Lessors, by notice in writing transmitted to the Lessee as herein provided for, may at their option declare this lease ended and without further force and effect. Thereupon, the Lessors are authorized to re-enter and re-possess the leased premises and the buildings and improvements thereon, either with or without legal process, and the Lessee does in such event hereby waive any demand for possession of said property and agrees to surrender and deliver up said leased premises and property peaceably to said Lessors. In the event of such forfeiture the Lessee shall have no claim whatsoever against the Lessors.

     22.  Lessee Not Agent.     Nothing herein contained shall authorize the
          ----------------
Lessee to do any act or make any contract which in any manner shall affect the estate or interest of the Lessors in said premises, or in the buildings or improvements now or hereafter situated thereon.

     23.  Non-Waiver.           The waiver of any breach of any covenant,
          ----------
condition, or stipulation herein contained, shall not be taken to be a waiver of any subsequent breach of the same, or any other covenant, condition or stipulation, and the acceptance of rent during any period in which the Lessee may be in default shall not be deemed to be a waiver of such default.

     24.  Applicable Statutes.  The Lessee recognizes the validity and
          -------------------
applicability of the summary remedies provided by the statutes of the State of Florida for the protection of Landlords and the enforcement of Landlords' right, and nothing herein contained shall be construed as limiting in any way such rights accruing by virtue of such statutes.

                                (a) The remedies herein provided for the Lessors
are cumulative and shall be in addition to all other remedies now or hereinafter existing, whether by statute, at law, or in equity.

     25.  Notice.               That notices, demand and communications
          ------
hereunder to the Lessee or to the Lessors shall be served, or given, by United States Registered

Mail, return receipt requested, and if intended for the Lessee, the same shall be addressed to the Lessee, at the leased premises, and if intended for the Lessors, the same to be addressed to Lessors at:

                  2450 Southeast 7th Drive
                  Pompano Beach, Florida,

in writing, or to such other addresses as are hereafter designated by either party, or their successors in interest, sent by United States Registered Mail, as aforesaid, to such designated addresses.

     26.  Time is of the Essence.   Time of performance by the Lessee of each
          ----------------------
and every provision and covenant herein contained is and shall be forever construed as of the very essence of this lease.

     27.  Eminent Domain.           In event of taking of any portion or all of
          --------------
said lands, the Lessors shall receive all sums awarded for the taking of the fee title to the lands and the Lessee shall receive all sums paid for damage to all improvements and to the leasehold interest of the Lessee in said premises and improvements thereon.

     28.  Rental Adjustment.        Lessors and Lessee hereby covenant and
          -----------------
agree that the rental payments provided for in Paragraph 4 above shall be adjusted higher or lower at five year intervals commencing March 1, 1970 and continuing each five years throughout the lease term. The adjustment to the rent to be made, and, therefore, the annual rent for each five year period commencing March 1, 1970 shall be determined by multiplying the basic annual rental provided for in Paragraph 4 above by a fraction, the numerator of which shall be the Index Figure indicated for the month of December preceding each such March 1st, commencing with December, 1969, as shall be shown by the Consumers' Price Index - the United States City Average All Items and Commodity Groups, issued by the Bureau of Labor Statistics for the United States Department of Labor, and the denominator of which shall be the Basic Standard Index Figure of such Price Index for the month of December, 1964. The product of such multiplication shall be the amount of the annual rental payments to be made hereafter for the succeeding five year period until the next computation provided for hereunder shall be made.

                                  Lessors may provide for substitute Index
having the same intent in the event basic Index is discontinued or converted.

     29. In the event Lessee requests Lessors to subordinate their fee title a second time, Lessors need only agree to such subordination (1) if the lease is in good standing; (2) the handling of the mortgage funds are the same as provided in Paragraph 17 hereof, (3) the mortgage does not exceed 75% of the value of the land and improvements thereon or to be constructed thereon, and (4) the normal and equal amortization of such mortgage shall require that same be satisfied prior to the expiration of the term of this lease. In the event the parties cannot agree upon the value of the land and improvements same shall be arrived at by arbitration in accordance with the Florida Arbitration Code.

     30. Right of First Refusal.  In the event Lessors desire to sell the
         ----------------------
demised premises during the term of this lease Lessee shall have the right of first refusal provided notice of intention to exercise this right is served in writing upon Lessors within fifteen (15) days from date Lessors present to Lessee a bona fide contract of sale. Provided timely notice is given as aforesaid Lessee may purchase the property upon the same terms and conditions as set forth in said bona fide offer.

     31. Final Repository.        This instrument
         ----------------
constitutes the final repository of the agreement between the parties relating thereto.

                    Reference herein to Lessors shall include their successors in interest and assigns, and bind them, and likewise, reference herein to Lessee shall include and bind its successors in interest and assigns.

     IN WITNESS WHEREOF, the Lessors have hereunto set their hands and seals and Lessee has caused this instrument to be signed, the day and year above written.


Signed in the presence of:

/s/ A. Earl Staub                            /s/ Nancy H. Newell
-----------------------------------          -----------------------------------
                                             NANCY H. NEWELL

/s/ Grace T. Staub
-----------------------------------


/s/ A. Earl Staub                            /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
                                             SPOUSE

/s/ Grace T. Staub
-----------------------------------

/s/ A. Earl Staub                            /s/ Jane H. Tubbs
-----------------------------------          -----------------------------------
                                             JANE H. TUBBS
/s/ Grace T. Staub
-----------------------------------

/s/ A. Earl Staub                            /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
                                             SPOUSE

/s/ Grace T. Staub
-----------------------------------                        [SEAL]


                                             LIGHTHOUSE POINT CONSTRUCTION CO.

/s/ [Signature Illegible]                    By /s/ [Signature Illegible]
-----------------------------------          -----------------------------------

/s/ Dee J. Erickson
-----------------------------------

/s/ [Signature Illegible]
-----------------------------------          Attest:

/s/ Dee J. Erickson                          /s/ [Signature Illegible]
-----------------------------------          -----------------------------------

                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE is made and entered into this _____ day of __________, 1992, NANCY H. NEWELL, ELAINE NEWELL FISCHER, DORIS JANE TUBBS, as Personal Representatives of the Estate of Jane H. Tubbs, DORIS JANE TUBBS and JOSEPH D. TUBBS (hereinafter collectively referred to as "Lessors") and Del-Aire Management Co., Inc., a Florida corporation (hereinafter referred to as "Lessee").


                                   RECITALS
                                   --------

     A. On or about February 10, 1965, Nancy H. Newell and Jane H. Tubbs, as Lessors, entered into a lease agreement with Lighthouse Point Construction Corp., as Lessee, of certain property described therein (the "Lease").

     B. This lease was recorded in the Public Records of Broward County, Florida in Official Records Book 2973 at Page 677 and was re-recorded in the Public Records of Broward County, Florida in Official Records Book 3069 at Page 186.

     C. By a series of mesne assignments, title to the leasehold interest was transferred to Lucaya Palm-Aire, Inc., a Florida corporation.

     D. Lessee herein acquired title to the leasehold interest from Lucaya Palm-Aire, Inc. by virtue of foreclosure proceedings and foreclosure sale evidenced by a Certificate of Title issued by the Clerk of the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida said Certificate of Title bearing the date of December 3, 1991 and recorded in OR Book 19975, Page 616 of the Public Records of Broward County Florida.

     E. Lessor and Lessee have discovered that an error may have been made in the legal description set forth in the lease in that the lease may not fully describe all of the property leased to the Lessee.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, Lessor and Lessee agree as follows:

     1. In order to correct a scivener's or surveyor's error in the legal description set forth in the Lease, the parties hereto acknowledge and agree that the property which is and has been subject to the lease since its inception is properly described as follows:

     Lots 14, 15 and 16, Block 13, of POMPANO BY THE SEA, according to the plat thereof, as recorded in Plat Book 1, Page 22, of the public records of Broward County, Florida,

     TOGETHER WITH that portion of the East one half of Alta Avenue, lying West of and adjacent to Lots 14, 15 and 16 in said Block 13,

     TOGETHER WITH the following described property:

     Begin at the Intersection of the Center Line of Alta Avenue with a Westerly Extension of the North Boundary of Lot 16, Block 13, as shown on the plat of POMPANO BY THE SEA, as recorded in Plat Book 1, Page 22, of the public records of Broward County, Florida; thence Westerly along said westerly extension of the North boundary line of said Lot 16, a distance of 15.91 feet, to the East right of way line of State Road A-1-A, (North Ocean Blvd.), thence Southerly, making an included angle of 104 degrees 14' 30", a distance of 123.76 feet, along the East right of way line of State Road A-1-A (North Ocean Blvd.) thence Easterly with an included angle of 75 degrees 45' 30", a distance of 45.64 feet, to the Center Line of Alta Avenue, a distance of 120.0 feet, more or less, to the POINT OF BEGINNING.

     Said Property lying and being in the City of Pompano Beach, Broward County, Florida.

     2. The Lessors hereby certify that none of them reside on the property described herein and that the property described herein does not constitute the homestead property of any of the Lessors.

     IN WITNESS WHEREOF the parties have executed this Amendment the day and first above written.


/s/ Christine A. Sackett                /s/ Nancy H. Newell
-----------------------------------     -----------------------------------
Witness                                 Nancy H. Newell
Printed Name: Christine A. Sackett      Date of Execution: 2-19-92
              ---------------------                        ----------------
                                        Address: 1818 Edgemere Dr.
                                                 --------------------------
/s/ Karen S. Baumgartner                Rochester, NY 14612
-----------------------------------     -----------------------------------
Witness
Printed Name: Karen S. Baumgartner



/s/ Christine A. Sackett                /s/ Elaine Newell Fischer
-----------------------------------     -----------------------------------
Witness                                 Elaine Newell Fischer
Printed Name: Christine A. Sackett      Date of Execution: 2-14-92
              ---------------------                        ----------------
                                        Address: 628 [ILLEGIBLE]
                                                 --------------------------
/s/ Karen S. Baumgartner                Rochester, NY 14612
-----------------------------------     -----------------------------------
Witness
Printed Name: Karen S. Baumgartner


                                        ESTATE OF JANE H. TUBBS

/s/ Christine A. Sackett                /s/ Doris J. Tubbs
-----------------------------------     -----------------------------------
Witness                                 By: Doris J. Tubbs, Personal
Printed Name: Christine A. Sackett      Representative
              ---------------------     Date of Execution: [ILLEGIBLE]
                                                           ----------------
                                        Address: [ILLEGIBLE]
/s/ Karen S. Baumgartner                         --------------------------
-----------------------------------     [ILLEGIBLE]
Witness                                 -----------------------------------
Printed Name: Karen S. Baumgartner



/s/ Christine A. Sackett                /s/ Doris Jane Tubbs
-----------------------------------     -----------------------------------
Witness                                 Doris Jane Tubbs
Printed Name: Christine A. Sackett      Date of Execution: [ILLEGIBLE]
              ---------------------                        ----------------
                                        Address: 2422 EXECUTIVE DR.
                                                 --------------------------
/s/ Karen S. Baumgartner                [ILLEGIBLE]
-----------------------------------     -----------------------------------
Witness
Printed Name: Karen S. Baumgartner


                                        /s/ Nancy H. Newell AS ATTORNEY IN FACT
/s/ Christine A. Sackett                FOR JOSEPH D. TUBBS
-----------------------------------     -----------------------------------
Witness                                 Nancy H. Newell as attorney-
Printed Name: Christine A. Sackett      in-fact for Joseph D. Tubbs
              ---------------------     Date of Execution: 2-14-92
                                                           ----------------
                                        Address: 1818 EDGEMERE DR.
/s/ Karen S. Baumgartner                         --------------------------
-----------------------------------     Rochester, NY 14612
Witness                                 -----------------------------------
Printed Name: Karen S. Baumgartner



                                        DEL-AIRE MANAGEMENT CO., INC.
/s/ Lee C. Summers                      /s/ Domenick Greco
-----------------------------------     -----------------------------------
Witness                                 Domenick Greco, President
Printed Name: Lee C. Summers            Date of Execution: 2-27-92
              ---------------------                        ----------------
                                        Address: 4541 White Cedar
                                                 --------------------------
/s/ Morton J. Berman                    Delray Beach, FL
-----------------------------------     -----------------------------------
Witness
Printed Name: Morton J. Berman

STATE OF NEW YORK
COUNTY OF MONROE
          ------

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared NANCY H. NEWELL to me known to be the person described in and who executed the foregoing instrument and she acknowledged before me that she executed the same.

     WITNESS my hand and official seal in the County and State last aforesaid this 14th day of February, 1992.
     ----        --------
                                 /s/ Charlene C. Sherwood
                                 ------------------------
                                 Notary Public
                                 Printed Name:  Charlene C. Sherwood
                                                --------------------
                                 My Commission Expires:  Feb. 3, 1994

STATE OF NEW YORK
COUNTY OF MONROE
          ------

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared ELAINE NEWELL FISCHER to me known to be the person described in and who executed the foregoing instrument and she acknowledged before me that she executed the same.

     WITNESS my hand and official seal in the County and State last aforesaid this 14th day of February, 1992.
     ----        --------
                                 /s/ Charlene C. Sherwood
                                 ------------------------
                                 Notary Public
                                 Printed Name:  Charlene C. Sherwood
                                                --------------------
                                 My Commission Expires:  Feb. 3, 1994

STATE OF NEW YORK
COUNTY OF MONROE
          ------

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared DORIS JANE TUBBS as Personal Representative of the ESTATE OF JANE H. TUBBS, to me known to be the person described in and who executed the foregoing instrument and she acknowledged before me that she executed the same.

     WITNESS my hand and official seal in the County and State last aforesaid this 14th day of February, 1992.
     ----        --------
                                 /s/ Charlene C. Sherwood
                                 ------------------------
                                 Notary Public
                                 Printed Name:  Charlene C. Sherwood
                                                --------------------
                                 My Commission Expires:  Feb. 3, 1994

STATE OF NEW YORK
COUNTY OF MONROE
          ------

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared DORIS JANE TUBBS, to me known to be the person described in and who executed the foregoing instrument and she acknowledged before me that she executed the same.

     WITNESS my hand and official seal in the County and State last aforesaid this 14th day of February, 1992.

                                /s/ Charlene C. Sherwood
                                -----------------------------
                                Notary Public
                                Printed Name: Charlene C. Sherwood
                                              --------------------
                                My Commission Expires:  Feb. 3, 1994


STATE OF NEW YORK
COUNTY OF MONROE
          ------

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared NANCY H. NEWELL, as attorney-in-fact for JOSEPH D. TUBBS, to me known to be the person described in and who executed the foregoing instrument and she acknowledged before me that she executed the same.

     WITNESS my hand and official seal in the County and State last aforesaid this 14th day of February, 1992.

                                /s/ Charlene C. Sherwood
                                -----------------------------
                                Notary Public
                                Printed Name: Charlene C. Sherwood
                                              --------------------
                                My Commission Expires:  Feb. 3, 1994

STATE OF FLORIDA
COUNTY OF PALM BEACH
          ----------

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared DOMENICK GRECO, as President of Del-Aire Management Co., Inc. to me known to be the person described in and who executed the foregoing instrument and he acknowledged before me that he executed the same.

     WITNESS my hand and official seal in the County and State last aforesaid this ____ day of February, 1992.

                                /s/ Susan M. Margolies
                                ----------------------
                                Notary Public
                                Printed Name: Susan M. Margolies
                                              ------------------
                                My Commission Expires:  July 15, 1995

                              ASSIGNMENT OF LEASE
                              -------------------
     DEL-AIRE MANAGEMENT CO., INC., a Florida corporation, hereinafter referred to as "Assignor", does hereby assign, transfer and set over to LUCAYA BEACH HOTEL CORPORATION, a Florida corporation, hereinafter referred to as "Assignee", whose address is 1200 N. Ocean Blvd., Pompano Beach, Florida 33062, all of the right, title and interest of the Assignor in and to that certain Lease in the real property described therein, which Lease is dated February 10, 1965 and recorded March 4, 1965, in Official Records Book 2973, at Pages 677 through 693 of the Public Records of Broward County, Florida, wherein Nancy H. Newell, and Jane H. Tubbs, joined by their respective spouses, are Lessors, and Lighthouse Point Construction Corp., is Lessee which Lease by Mesne Assignment and Certificate of Title was assigned to Assignor. The real property which is the subject of such Lease is situate in Broward County, Florida and is described as follows: 8330011400

      Lots Fourteen (14), Fifteen (15) and Sixteen (16) in Block Thirteen (13) of POMPANO BY THE SEA, as recorded in Plat Book 1, Page 22 of the Public Records of Broward County, Florida;

      TOGETHER WITH that portion of the East one-half of Alta Avenue, lying West of and adjacent to Lots 14, 15 and 16, in said Block 13.

      TOGETHER WITH the following described property:

      Begin at the intersection of the Center Line of Alta Avenue with a Westerly extension of the North boundary of Lot 16, Block 13 as shown on the Plat of POMPANO BY THE SEA, as recorded in Plat Book 1, Page 22 of the Public Records of Broward County, Florida; thence Westerly along said Westerly extension of the North boundary line of said Lot 16 a distance of
      15.91 feet; thence Southerly, making an included angle of 104 degrees, 14', 30" a distance of 123.76 feet; thence Easterly with an included angle of 75 degrees, 45', 30" a distance of 45.64 feet to the Center Line of Alta Avenue; thence North along said Center Line a distance of 120.0 feet more or less to the point of beginning.

      Except as otherwise set forth in the letter from Lessors dated February 12, 1992 the Assignee does expressly accept and assume all of the terms, covenants and conditions in such Lease Agreement to be kept and performed by the Lessee and the Assignee has executed this instrument and caused it to be acknowledged as evidence of its acceptance and assumption.

     This Assignment shall become effective on the 26 day of February, 1992.
                                                   --        --------     -

     IN WITNESS WHEREOF, the Assignor and Assignee have executed and acknowledged this Assignment this 26th day of February, 1992.
                                  ----        --------     -

/s/ Lee C. Summers                      DEL-AIRE MANAGEMENT CO., INC.
-----------------------------------
Witness
Printed Name: Lee C. Summers


/s/ John Barba                          By: /s/ Domenick Greco, Pres
-----------------------------------        -------------------------------------
Witness                                    Printed Name: Domenick Greco, Pres.
Printed Name: John Barba


/s/ William Miller                      LUCAYA BEACH HOTEL CORPORATION
-----------------------------------
Witness
Printed Name: William Miller


/s/ [ILLEGIBLE]                         By: /s/ Romulo Bandeira De Souza G. Neto
-----------------------------------        -------------------------------------
Witness                                    Printed Name:
Printed Name: [ILLEGIBLE]                  Romulo Bandeira De Souza G. Neto


STATE OF FLORIDA
COUNTY OF [ILLEGIBLE]
          -----------

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and the County aforesaid to take acknowledgments, personally appeared ROMULO BANDEIRA DE SOUZA G. NETO, as President of Lucaya Beach Hotel Corporation, to me known to be the person described in and who executed the foregoing instrument and he acknowledged before me that he executed the same on behalf of said corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this [ILLEGIBLE] day of February, 1992.
     -----------        --------     -

                                        /s/ Douglas M. Bates
                                        -------------------------------------
                                        Notary Public
                                        Printed Name:
                                        My Commission Expires:

                                                      [SEAL OF DOUGLAS M. BATES]


STATE OF FLORIDA
COUNTY OF [ILLEGIBLE]
          -----------

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and the County aforesaid to take acknowledgments, personally appeared as Domenick Greco, Pres. of Del-Aire Management Co., Inc., to me known to be the person described in and who executed the foregoing instrument and he acknowledged before me that he executed the same.

     WITNESS my hand and official seal in the County and State last aforesaid this [ILLEGIBLE] day of February, 1992.
     -----------        --------     -

                                        /s/ Douglas M. Bates
                                        -------------------------------------
                                        Notary Public
                                        Printed Name:
                                        My Commission Expires:

                                                      [SEAL OF DOUGLAS M. BATES]

                            ACCEPTANCE BY ASSIGNEE
                            ----------------------

     LUCAYA BEACH HOTEL CORPORATION, does hereby accept the following Assignment of the Lease and agrees to perform, conform with and abide by each condition and covenant contained and set forth in the Lease herein assigned, and does hereby agree to accept the foregoing Assignment of Lease and further agrees that all notices to and under and pursuant to the Lease herein assigned should be sent to him at 1200 N. Ocean Blvd., Pompano Beach, Florida 33062, Attn: Mr. Romulo De Souza.

     IN WITNESS WHEREOF, the Assignees executed and acknowledged the acceptance of Assignee this 26 day of [ILLEGIBLE], 1992
                 --        -----------     -

                                        LUCAYA BEACH HOTEL CORPORATION

                                        By: /s/ Romulo Bandeira De Souza G. Neto
                                            ------------------------------------
                                        Romulo Bandeira De Souza G. Neto
                                        President

STATE OF FLORIDA
COUNTY OF [ILLEGIBLE]
          -----------

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, personally appeared ROMULO BANDEIRA DE SOUZA G. NETO, President of Lucaya Beach Hotel Corporation, to me known to be the person described in and who executed the foregoing instrument and he acknowledged before me that he executed the same on behalf of the corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this [ILLEGIBLE] day of February, 1992.
     -----------        --------     -

                                        /s/ Douglas M. Bates
                                        ------------------------------------
                                        Notary Public
                                        Printed Name:
                                        My Commission Expires:

                                                      [SEAL OF DOUGLAS M. BATES]

Assignor's Identification No. 65-0262526
Parcel No. [ILLEGIBLE]

                               LEGAL DESCRIPTION
                               -----------------

     Lots 14, 15 and 16 in Block 13 of POMPANO BY THE SEA RESUBDIVISION, according to the Plat thereof, recorded in Plat Book 1, Page 22 of the Public Records of Broward County, Florida.

     TOGETHER WITH that portion of the East one-half of Alta Avenue, lying West of and adjacent to Lots 14, 15 and 16, in said Block 13.

     TOGETHER WITH the following described property:

     Begin at the intersection of the Center Line of Alta Avenue with a Westerly extension of the North boundary of Lot 16, Block 13 as shown on the Plat of POMPANO BY THE SEA, as recorded in Plat Book 1, Page 22 of the Public Records of Broward County, Florida; thence Westerly along said Westerly extension of the North boundary line of said Lot 16 a distance of 15.91 feet; thence Southerly, making an included angle of 104 degrees, 14', 30" a distance of 123.76 feet; thence Easterly with an included angle of 75 degrees, 45', 30" a distance of 45.64 feet to the Center Line of Alta Avenue; thence North along said Center Line a distance of 120.0 feet more or less to the point of beginning.

                                    - 20 -